Sub-Item 77Q1

Bny mellon funds trust

(the "Registrant")

-BNY Mellon Income Stock Fund

(the "Fund")

Registration No. 811-09903

The Fund's Rule 18f-3 Plan is incorporated herein by reference to Exhibit (n) of Post-Effective Amendment No. 66.